FORM 8-K - CURRENT REPORT


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K





                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report:  December 8, 1997



                         NATIONAL PROPERTY INVESTORS 4
             (Exact name of registrant as specified in its charter)



           California                  0-10412               13-3031722
    (State or other jurisdiction    (Commission           (I.R.S. Employer
         of incorporation)           File Number)          Identification
                                                              Number)



    One Insignia Financial Plaza
        Post Office Box 1089
      Greenville, South Carolina                                29602
(Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code (864) 239-1000


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As of December 8, 1997, Imowitz Keonig & Co., LLP, the independent accountant previously engaged as the principal accountant to audit the financial statements of National Property Investors 4 (the "Registrant" or the "Partnership"), was dismissed. As of the same date, the firm of Ernst & Young, LLP was engaged to provide that service for the Registrant.

The audit reports of Imowitz Koenig & Co., LLP on the financial statements of the Partnership as of and for the years ended December 31, 1996 and 1995, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was approved by the board of directors of the managing general partner of the Partnership on December 8, 1997.

During the Partnership's two most recent fiscal years and any subsequent interim period preceding the change, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Registrant has provided a copy of this disclosure to the former accountant, and the Registrant requested that the former accountant furnish the Securities and Exchange Commission with a letter stating whether it agrees with the statements made by the Registrant, and, if not, stating the respects in which it does not agree. A copy of the former accountant's response indicating agreement is included as an exhibit to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)         Financial statements of businesses acquired.  - Not Applicable

(b)         Pro forma financial information. - Not Applicable

(c)         Exhibits

            The following exhibit is filed as part of this report:

            Exhibit No.                Exhibit

            16 Letter dated December 8, 1997, from the Registrant's former independent accountant regarding its concurrence with the statements made by the Registrant in this Current Report

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           NATIONAL PROPERTY INVESTORS 4


                           By:  NPI EQUITY INVESTMENTS, INC.
                                Its Managing General Partner

                                /s/William H. Jarrard, Jr.
                                William H. Jarrard, Jr.
                                President and Director

                                /s/Ronald Uretta
                                Ronald Uretta
                                Vice President and Treasurer

                           Date: December 9, 1997